Goodwill, Net	12 Months Ended
May 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Net
9.	GOODWILL, NET
Goodwill, net, consisted of the following:

	As of May 31,
	2024	2025
	US$	US$
Beginning balance	141,299	139,743
Acquisition	—	—
Exchange differences	(1,556)	173

Ending balance	139,743	139,916
Accumulated impairment	(35,785)	(96,084)

Goodwill, net	103,958	43,832

The Group performed its annual goodwill impairment testing at the end of each reporting period or more frequently if events or changes in circumstances indicate that it might be impaired. For the year ended May 31, 2025, the Group identified several indicators of impairment of goodwill in reporting unit of kindergarten business, including but not limited to the continuous decline in revenue and net profit, etc. As such, the Company evaluated the impairment of goodwill by comparing carrying amount of the reporting unit of kindergarten business that includes goodwill and its fair value by using a discounted cash flow model. The Group concluded that the carrying amount exceeded the fair value of the reporting unit. Therefore, the Company recognized goodwill impairment losses of US$60,299 in the reporting unit of kindergarten business and recorded in the Company’s consolidated statements of operations. For the years ended May 31, 2023 and 2024, the Group concluded that the carrying amount of reporting units did not exceed their fair values and recorded no impairment losses.